UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 30, 2021

SAVARA INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32157	84-1318182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6836 Bee Cave Road, Building III, Suite 200

Austin, TX 78746

(Address of principal executive offices, including zip code)

(512) 614-1848

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SVRA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 30, 2021, Savara Inc. (“Savara”) entered into an amendment (the “Fourth Amendment”) to the Loan and Security Agreement dated April 28, 2017 between Savara and its Aravas Inc. subsidiary, as co-borrowers, and Silicon Valley Bank, as lender (“SVB”), as amended by the First Amendment to Loan and Security Agreement dated October 31, 2017, the Second Amendment to Loan and Security Agreement dated December 4, 2018, and the Third Amendment to Loan and Security Agreement dated January 31, 2020 (the “Loan Agreement”).

The Loan Agreement, as amended by the Fourth Amendment (the “Amended Loan Agreement”), provides that if by June 30, 2021, Savara does not have an ongoing phase 3 clinical trial evaluating its molgramostim product for the treatment of autoimmune pulmonary alveolar proteinosis in which the first patient has been dosed (the “Trial Requirement”), the interest-only period will end and principal plus interest will be due in equal monthly installments over 24 months, with the payment due on July 1, 2021 to include three equal installments of principal. Prior to the Fourth Amendment, the interest only period would end if the Trial Requirement had not been met by March 31, 2021. Additionally, the Fourth Amendment increases the Final Payment Percentage (as defined in the Amended Loan Agreement) from six percent to six and one-fifth percent.

The Fourth Amendment is filed herewith as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Fourth Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the exhibit.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01, “Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Fourth Amendment, dated March 30, 2021, to Loan and Security Agreement, dated April 28, 2017, as amended on October 31, 2017, December 4, 2018 and January 31, 2021, between the Registrant, Aravas Inc. and Silicon Valley Bank

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2021		SAVARA INC. a Delaware corporation

	By:	/s/ Dave Lowrance
Dave Lowrance Chief Financial Officer